                                                                   EXHIBIT 10.38

                     SECOND AMENDMENT TO CREDIT AGREEMENT

  This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of December 9, 1998 (this "Second Amendment"), is entered into by and among RESPIRONICS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), the financial institutions listed on the signature pages hereto, and each other financial institution which from time to time becomes a party hereto in accordance with Subsection 9.6a of the Original Credit Agreement, as defined below (individually a "Lender" and collectively the "Lenders"), PNC BANK, NATIONAL ASSOCIATION as the issuer of Letters of Credit (in such capacity, the "Issuing Bank"), PNC BANK, NATIONAL ASSOCIATION as the administrative agent (in such capacities, the "Administrative Agent"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as the syndication agent (in such capacity, the "Syndication Agent") and FIRST UNION NATIONAL BANK as the documentation agent (in such capacity, the "Documentation Agent") (the Administrative Agent, the Syndication Agent and the Documentation Agent are herein collectively referred as the "Agents") and amends that certain Credit Agreement dated as of May 8, 1998, as previously amended by the First Amendment to Credit Agreement dated as of August 19, 1998 (the Credit Agreement, as amended by the First Amendment, together with the exhibits and schedules thereto and all amendments, supplements, extensions, renewals, modifications or replacements thereto or thereof, is hereinafter referred to as the "Original Credit Agreement") entered into by and among the Borrower, the Lenders, the Issuing Bank, the Administrative Agent, PNC Bank, National Association as the syndication agent and Bank of America National Trust and Savings Association as the documentation agent.


                                 WITNESSETH:

  WHEREAS, the Borrower, the Lenders and the Agents entered into the Original Credit Agreement whereby the Lenders made available to the Borrower certain financial accommodations, including but not limited to a Revolving Credit Commitment in an amount not to exceed $100,000,000 at any one time outstanding; and

  WHEREAS, the Borrower has requested that the Lenders agree to certain modifications to the Original Credit Agreement.

  NOW THEREFORE, in consideration of the foregoing recitals (each of which is incorporated herein and made a material part hereof), the mutual covenants and agreements contained herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and with the intent to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I

                    AMENDMENTS TO ORIGINAL CREDIT AGREEMENT
                    ---------------------------------------

           Section 1.01. Amendments to preamble to the Original Credit
                         ---------------------------------------------
Agreement. The preamble to the Original Credit Agreement is hereby amended and
---------
restated to read as follows:

           This CREDIT AGREEMENT, dated as of May 8, 1998 (as more fully defined below, the "Agreement"), is entered into by and among RESPIRONICS, INC., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereto, and each other financial institution which, from time to time becomes a party hereto in accordance with Subsection 9.6a (individually a "Lender" and collectively the "Lenders") and PNC BANK, NATIONAL ASSOCIATION as the issuer of Letters of Credit (in such capacity the "Issuing Bank"), PNC BANK, NATIONAL ASSOCIATION as the administrative agent (in such capacity the "Administrative Agent"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as the syndication agent (in such capacity, the "Syndication Agent") and FIRST UNION NATIONAL BANK as the documentation agent (in such capacity, the "Documentation Agent").


           Section 1.02. Amendments to Section 1.1 of the Original Credit
                         ------------------------------------------------
Agreement.  Section 1.1 of the Original Credit Agreement is hereby amended as
---------
follows:

  (i) The following defined terms and the definitions therefor are hereby added to Section 1.1 of the Original Credit Agreement and are inserted in correct alphabetical order:

              Recourse Purchase Agreements.  Agreements entered into by the
              ----------------------------
           Borrower or a Subsidiary pursuant to which accounts or leases are assigned to or originated by a third party with such third party having full or partial recourse to the Borrower for nonpayment of the underlying account or lease obligation, including but not limited to
           (i) the Master Lease Purchase Agreement dated August 23, 1995 between Healthdyne Technologies, Inc. and Copelco Capital Inc. as the same has been or may be amended, (ii) the agreement dated May 17, 1991 between Healthdyne, Inc. and Sanwa Business Credit Corporation as the same as been or may be further amended, and (iii) the Operating Agreement dated September 24, 1998, between Rockford Industries, Inc. and the Borrower, as the same may be amended.

              Second Amendment: The Second Amendment to Credit Agreement and
              ----------------
           Waiver dated as of December 9, 1998.

              Second Amendment Effective Date: The date on which the Lenders
              -------------------------------
           shall have determined that each of the conditions set forth in
           Article III of the Second Amendment have either been satisfied by the Borrower or waived by the Lenders.

              Syndication Agent: Bank of America National Trust and Savings
              -----------------
           Association.

  (ii) The definitions of the following defined terms are hereby amended to read as follows:

              Administrative Agent: PNC Bank, National Association, in its
              --------------------
           capacity as the administrative agent.

              Agents: Any of the Administrative Agent, the Documentation Agent
              ------
           or the Syndication Agent.

              Commitment: As to each Lender, the obligation of such Lender to
              ----------
           make Loans available to the Borrower pursuant to Section 2.1 in an aggregate principal amount not to exceed the amount set forth opposite such Lender's name on the signature pages to the Second Amendment (as the same may be reduced at any time or from time to time pursuant to Subsection 2.1f and Subsection 2.3a) and, as to all Lenders, the obligation of the Lenders to make Loans available to the Borrower in a maximum aggregate amount not to exceed $125,000,000 as set forth in Section 2.1.

              Compliance Certificate: A certificate substantially in the form of
              ----------------------
           Exhibit C-1 attached to the Second Amendment which has been executed by an Authorized Officer and delivered to the Administrative Agent.

              Consolidated EBIT: For the relevant period, the sum of the
              -----------------
           Borrower's (i) Consolidated net income, (ii) Consolidated income tax expense and (iii) Consolidated interest expense; provided, that
                                                            --------
           except as adjusted by the following proviso, there shall be excluded from Consolidated net income (a) any extraordinary or non-recurring items of gain or loss (including, without limitation, those items created by mandated changes in accounting treatment), and (b) any gain or loss of any Person accounted for on the equity method, except to the extent of cash distributions received during the relevant period; and provided further that (a) the non-recurring charges
                       -------- -------
           directly related to the Healthdyne Acquisition and (b) non-recurring charges related to the defense of the attempted hostile takeover of Healthdyne by Invacare, Inc., to the extent such changes are not otherwise included in items (ii) and (iii) immediately above, shall be added to the Borrower's Consolidated Net Income for the Fiscal Quarters ending March 31, 1998, June 30, 1998, September 30, 1998, December 31, 1998 and March 31, 1999.

              Consolidated EBITDA: For the relevant period, the sum of the
              -------------------
           Borrower's (i) Consolidated net income, (ii) Consolidated income tax expense, (iii) Consolidated interest expense, (iv) Consolidated depreciation and amortization expenses and (v) other Consolidated non-cash expenses for the Borrower, all determined in accordance with GAAP; provided that except as adjusted by the following proviso there
                 --------
           shall be excluded from Consolidated net income (a) any extraordinary or non-recurring items of gain or loss (including, without limitation, those items created by mandated changes in accounting treatment), and (b) any gain or loss of any Person accounted for on the equity method, except to the extent of cash distributions received during the relevant period; and provided further that (a) the non-recurring charges
                       -------- -------
           directly related to the Healthdyne Acquisition and (b) non-recurring charges related to the defense of the attempted hostile takeover of Healthdyne by Invacare, Inc., to the extent such changes are not otherwise included in items (ii) and (iii) immediately above, shall be added to the Borrower's Consolidated net income for the Fiscal Quarters ending March 31, 1998, June 30, 1998, September 30, 1998, December 31, 1998 and March 31, 1999.

              Documentation Agent:  First Union National Bank.
              -------------------

              Guaranty: As to any Person, any obligation, direct or indirect, by
              --------
           which such Person undertakes to guaranty, assume or remain liable for the payment of a second Person's obligations, including but not limited to (i) endorsements of negotiable instruments, (ii) discounts with recourse, (iii) agreements to pay or perform upon a second Person's failure to pay or perform, (iv) agreements to remain liable on obligations assumed by a second Person, (v) agreements to maintain the capital, working capital, solvency or general financial condition of a second Person, (vi) the Recourse Purchase Obligations and (vii) agreements for the purchase or other acquisition of products, materials, supplies or services, if in any case payment therefor is to be made regardless of the nondelivery of such products, materials or supplies or the nonfurnishing of such services.

           Section 1.03. Amendment to Section 2.1a of the Original Credit
                         ------------------------------------------------
Agreement. Section 2.1a of the Original Credit Agreement is hereby amended and
---------
restated in its entirety to read as follows:

           2.1a  Loans.  The Lenders hereby severally establish, upon the terms
                 -----
           and conditions hereinafter set forth and relying upon the representations and warranties herein set forth, a revolving credit in favor of the Borrower in the maximum aggregate amount of ONE HUNDRED TWENTY-FIVE MILLION AND NO/100 DOLLARS ($125,000,000.00) (the "Revolving Credit"). The Borrower shall have the right to borrow, repay and reborrow from the Lenders from the date hereof until the Revolving Credit Termination Date pursuant to draws upon the Revolving Credit the principal amount of which, together with the Stated Amount of all then outstanding Letters of Credit, shall not exceed $125,000,000 in the aggregate at any one time outstanding; provided, however, solely for purposes of determining Revolving
           --------  -------
           Credit availability under this Section 2.1a, the Westminster IRB Letter of Credit issued by Norwest Bank of Colorado, N.A. and the PEDFA Letter of Credit issued by PNC Bank, National Association, each as more fully described under item 2 of Schedule 5.1 attached hereto,
                                                   ------------
           shall be excluded from the definition of outstanding Letters of Credit.

           Section 1.04. Amendment to Section 2.3a of the Original Credit
                         ------------------------------------------------
Agreement. Section 2.3a of the Original Credit Agreement is hereby amended and
---------
restated in its entirety to read as follows:


           2.3a  Issuance of Letters of Credit.  Subject to the further terms
                 -----------------------------
           and conditions of this Agreement and in reliance upon the representations and warranties set forth herein, the Issuing Bank agrees to issue upon the request of the Borrower to the Issuing Bank, Letters of Credit for the account of the Borrower or a Subsidiary of the Borrower in an aggregate Stated Amount not to exceed TWENTY MILLION DOLLARS ($20,000,000) at any one time outstanding (as may be increased or reduced and reinstated from time to time in accordance with the terms and provisions hereof). The Stated Amount of each Letter of Credit, while the same is issued and outstanding, shall be deducted from the maximum amount otherwise available under the Commitment. By way of illustration, if there are outstanding at any one time Letters of Credit having an aggregate Stated Amount of $5,000,000, the maximum availability under the Commitment, without accounting for reductions which are a function of voluntary permanent reductions, would be $120,000,000. No Letters of Credit may be issued hereunder to the extent the Stated Amount thereof together with the aggregate amount of Disbursements made under Subsection 2.1a, would exceed the maximum availability under the Commitment (as may be reduced pursuant to the terms of this Subsection 2.3a or Subsection 2.1f hereof). No Letter of Credit issued pursuant hereto shall have an initial term which exceeds twelve (12) months from the date of issuance (except the Existing Letters of Credit) nor have an expiration date later than fifteen (15) days prior to the Revolving Credit Termination Date. At least three (3) Business Days prior to the issuance of any Letter of Credit hereunder the Borrower shall complete and deliver to the Issuing Bank the Issuing Bank's then current form of Application for Letter of Credit. The issuance of each Letter of Credit in accordance with the provisions of this Subsection 2.3a shall require the satisfaction of each condition set forth in Sections 6.1 and 6.2 hereof. The foregoing not withstanding, solely for the purposes of determining Letter of Credit availability under this Section 2.3a, the Westminster IRB Letter of Credit issued by Norwest Bank of Colorado, N.A. and the PEDFA Letter of Credit issued by PNC Bank, National Association, each as more fully described under item 2 of Schedule 5.1 attached hereto, shall be
                                     ------------
           excluded from the definition of outstanding Letters of Credit

           Section 1.05.  Amendment to Section 4.2a of the Original Credit
                          ------------------------------------------------
Agreement. Section 5.1 of the Original Credit Agreement is amended by deleting
----------
the phrase "Exhibit C" and inserting in its place the phrase "Exhibit C-1".
            -------                                           -------

           Section 1.06. Amendment to Section 5.1 of the Original Credit
                         -----------------------------------------------
Agreement. Section 5.1 of the Original Credit Agreement is hereby amended in its
---------
entirety to read as follows:

              Indebtedness.  The Borrower shall not and shall not permit its
              ------------
           Subsidiaries to create, incur, assume or permit to exist or remain outstanding any Indebtedness, except for:

           (i) The Indebtedness owed by the Borrower to the Lenders or the Issuing Bank hereunder;

           (ii) Consolidated Indebtedness of the Borrower and its Subsidiaries existing on the Closing Date (exclusive of obligations under Recourse Repurchase Agreements) to remain outstanding and unpaid after the Closing Date and listed on Schedule 5.1 and any extensions, renewals
                                      ------------
           or refinancings thereof, in outstanding principal amounts not greater than those shown on Schedule 5.1;
                               ------------

           (iii) Consolidated Indebtedness represented by obligations, whether contingent or actual, under Recourse Repurchase Agreements not to exceed $25,000,000 at any one time outstanding;

           (iv) Guarantees of the Borrower, guaranteeing the Indebtedness of its Subsidiaries permitted pursuant to this Section 5.1; and

           (v) Additional Consolidated Indebtedness, including without limitation purchase money indebtedness and Capitalized Lease Obligations, of the Borrower and its Subsidiaries in an amount not to exceed $12,500,000 at any one time outstanding.


           Section 1.07. Amendment to Title of Article 8 of the Original
                         -----------------------------------------------
Credit Agreement. Article 8 of the Original Credit Agreement is hereby renamed
----------------
to read as follows:

           ARTICLE 8. ADMINISTRATIVE AGENT, DOCUMENTATION AGENT AND SYNDICATION AGENT.

           Section 1.08. Amendment to Section 8.1 of the Original Credit
                         -----------------------------------------------
Agreement. Section 8.1 of the Original Credit Agreement is hereby amended and
---------
restated in its entirety to read as follows:

           8.1   Appointment and Grant of Authority.  Each of the Lenders
                 ----------------------------------
           hereby appoints PNC Bank, and PNC Bank hereby agrees to act as, the Administrative Agent under this Agreement, the Revolving Credit Notes and the other Loan Documents. Each of the Lenders hereby appoints First Union National Bank, and First Union National Bank hereby agrees to act as, the Documentation Agent under this Agreement, the Revolving Credit Notes and the other Loan Documents. Each of the Lenders hereby appoints Bank of America National Trust and Savings Association, and Bank of America National Trust and Savings Association hereby agrees to act as, the Syndication Agent under this Agreement, the Revolving Credit Notes and the other Loan Documents. As such Agents, the Agents shall have and may exercise such powers under this Agreement as are specifically delegated to them in their respective capacities, by the terms hereof, of the Revolving Credit Notes or of the other Loan Documents, together with such other powers as are incidental thereto. Without limiting the foregoing, the Administrative Agent, on behalf of the Lenders, is authorized to execute all of the Loan Documents (other than this Agreement) and to accept all of the Loan Documents and all other agreements, documents or instruments reasonably required to carry out the intent of the parties to this Agreement.

           Section 1.09. Amendment to Section 8.9a of the Original Credit
                         ------------------------------------------------
Agreement. Section 8.9a of the Original Credit Agreement is hereby amended by
---------
replacing the opening phrase "Either of the Agents..." with "Any of the Agents...".

           Section 1.10. No Other Amendments.  The amendments to the
                         -------------------
Original Credit Agreement set forth in Sections 1.01 through 1.09 above do not either implicitly or explicitly waive, alter or amend, except as expressly provided in this Second Amendment, the provisions of the Original Credit Agreement. The amendments set forth in Sections 1.01 through 1.09 hereof do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of the Lenders and the Agents under the Original Credit Agreement with respect to any such violation.


                                  ARTICLE II

                    BORROWER'S SUPPLEMENTAL REPRESENTATIONS
                    ---------------------------------------

           Section 2.01. Incorporation by Reference.  As an inducement to
                         --------------------------
the Lenders and the Agents to enter into this Second Amendment, except as previously disclosed in writing by the Borrower to the Lenders and the Agents, the Borrower hereby repeats herein for the benefit of the Lenders and the Agents the representations and warranties made by the Borrower in Article 3 of the Original Credit Agreement, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this Second Amendment.


                                  ARTICLE III

                             CONDITIONS PRECEDENT
                             --------------------

           Section 3.01. Conditions Precedent.  Each of the following shall
                         --------------------
be a condition precedent to the effectiveness of this Second Amendment:

           (i) The Lenders and the Agents shall have received, on or before the Second Amendment Effective Date, the following items, each, unless otherwise indicated, dated on or before the Second Amendment Effective Date and in form and substance satisfactory to the Lenders, the Agents and the Administrative Agent's special counsel, Tucker Arensberg, P.C.:

                 (A) Duly executed counterpart originals of this Second Amendment, executed by the Borrower, the Agents, and all of the Lenders;

                 (B) Amended and Restated Revolving Credit Notes, one each payable to each Lender in the principal amount of each Lender's increased Commitment, executed by the Borrower;

                 (C) A certified copy of the corporate action of the Borrower authorizing the execution and delivery of and the performance under this Second Amendment;

                 (D) A certification from the Borrower that its certificate of incorporation and its by-laws which were delivered to the Administrative Agent on May 8, 1998 continue to remain complete and correct and in full force and effect and have not been amended, supplemented or otherwise modified on or after such date (except as set forth in such certificate), which certification states the names of the Persons authorized to sign this Second Amendment and all other documents, instruments and certificates delivered hereunder, together with the true signatures of such Persons;

                 (E) A certificate signed by an Authorized Officer of the Borrower, dated the Second Amendment Effective Date, certifying that:

                       (1) the representations and warranties made pursuant to this Second Amendment and in the other Loan Documents executed in connection with this Second Amendment are true and correct on and as of the Second Amendment Effective Date as though made on and as of such date;

                       (2) no petition by or against the Borrower has at any time been filed under the United States Bankruptcy Code or under any similar act;

                       (3) except which those matters which have previously been disclosed to the Lenders, no Material Adverse Change in the properties, business, operations, financial condition or prospects of the Borrower has occurred; and

                       (4) the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Original Credit Agreement and the other Loan Documents, except to the extent waived by the Lenders on or before the Second Amendment Effective Date; and

                 (F) Consents from each Guarantor existing as of the Second Amendment Effective Date to the execution by the Borrower of the Second Amendment;

                 (G) Payment to the Administrative Agent for the benefit of the Lenders, pro rata in accordance with their respective increased Commitments, of a fee of $31,250; and

                 (H) Such other instruments, documents and opinions of counsel as the Lenders and the Agents shall reasonably require, all of which shall be satisfactory in form and substance to the Lenders and Agents and the Administrative Agent's special counsel.


                                  ARTICLE IV

                              GENERAL PROVISIONS
                              ------------------

           Section 4.01. Ratification of Terms.  Except as expressly amended by
                         ---------------------
this Second Amendment, the Original Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed. The Lenders are not obligated to make further amendments, supplements, extensions or renewals thereto or thereof.

           Section 4.02. References.  All notices, communications, agreements,
                         ----------
certificates, documents or other instruments executed and delivered after the execution and delivery of this Second Amendment in connection with the Original Credit Agreement, any other Loan Document or the transactions contemplated thereby may refer to the Original Credit Agreement without making specific reference to this Second Amendment, but nevertheless all such references shall include this Second Amendment unless the context requires otherwise. From and after the Second Amendment Effective Date, all references in the Original Credit Agreement and each of the other Loan Documents to the "Agreement" shall be deemed to be references to the Original Credit Agreement, as amended hereby.

           Section 4.03. Counterparts.  This Second Amendment may be executed
                         ------------
in different counterparts, each of which when executed by the Borrower and the Lenders shall be regarded as an original, and all such counterparts shall constitute one Second Amendment.

           Section 4.04. Capitalized Terms.  Except for proper nouns and as
                         -----------------
otherwise defined herein, capitalized terms used herein as defined terms shall have the meanings ascribed to them in the Original Credit Agreement, as amended hereby.

           Section 4.05. Taxes.  The Borrower shall pay any and all stamp
                         -----
and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Second Amendment and such other documents and instruments as are delivered in connection herewith and agrees to save the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

           Section 4.06. Costs and Expenses.  The Borrower will pay all
                         ------------------
costs and expenses of the Lenders and the Agents (including, without limitation, the reasonable fees and the disbursements of special counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Second Amendment and the other documents, instruments and certificates delivered in connection herewith.

           SECTION 4.07. GOVERNING LAW.  THIS SECOND AMENDMENT AND THE RIGHTS
                         -------------
AND OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE

WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

           Section 4.08. Headings.  The headings of the sections in this
                         --------
Second Amendment are for purposes of reference only and shall not be deemed to be a part hereof.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Second Amendment to Credit Agreement to be executed by their respective duly authorized officers as of the date first written above.


                                      RESPIRONICS, INC.,
                                      a Delaware corporation

                                      By:________________________________ (SEAL)
                                      Name:
                                      Title:


                                      PNC BANK, NATIONAL ASSOCIATION,
                                      as a Lender and in its capacities as
Commitment:  $30,312,500              Administrative Agent and Issuing Bank

Commitment Percentage  24.25%         By:________________________________ (SEAL)
                                      Name:
                                      Title:


                                      BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION, as a Lender and in
Commitment:  $28,125,000              its capacity as Syndication Agent

Commitment Percentage  22.5%          By:________________________________ (SEAL)
                                      Name:
                                      Title:


                                      FIRST UNION NATIONAL BANK, as a Lender and
Commitment:  $28,125,000              in its capacity as Documentation Agent

Commitment Percentage  22.5%          By:________________________________ (SEAL)
                                      Name:
                                      Title:

Commitment:  $23,437,500              FLEET NATIONAL BANK

Commitment Percentage  18.75%         By:________________________________ (SEAL)
                                      Name:
                                      Title:


Commitment:  $15,000,000              NORWEST BANK COLORADO, NATIONAL
                                      ASSOCIATION

Commitment Percentage  12.0%          By:________________________________ (SEAL)
                                      Name:
                                      Title: